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                                                                    Exhibit 99.1

              Statement Under Oath of Principal Executive Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings


I, Samuel J. Palmisano, President and Chief Executive Officer of
International Business Machines Corporation ("IBM"), state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of IBM, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with IBM's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o  Form 10-K of IBM filed on March 11, 2002;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of IBM filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o  any amendments to any of the foregoing.

                                                       /s/ Samuel J. Palmisano
                                                       -------------------------
                                                       Samuel J. Palmisano
                                                       August 13, 2002

Subscribed and sworn to before me this 13th day of August, 2002.


/s/ JOYCE A. BERGMAN
-------------------------
Notary Public, State of New York
No. 4942285
Qualified in Westchester County
Commission Expires September 19, 2006